UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

SEC No. 333-171658

NANO LABS CORP.
(Name of small business issuer in its charter)

Colorado	84-1307164
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Ford Building 615 Griswold Street, 17th Floor Suite 1715 Detroit, Michigan 48226
(Address of principal executive offices)

(888) 806-2315
(Issuer’s telephone number)

Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.001

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: ☒

Securities Act registration statement file number to which this form relates: 333-171658

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 12, 2011, as amended.

Item 2. Exhibits.

None

2

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on January 28, 2015.

NANO LABS CORP.

By:	/s/ Bernardo Camacho Chavarria
Bernardo Camacho Chavarria
Chief Executive Officer and Director